                                   Bulk Mail
                                 U.S. Postage
                                     Paid
                                Permit No. 6784
                                  Chicago, IL



Ariel Investment Funds
Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

ARIEL MUTUAL FUNDS Semi-Annual Report - March 31, 1997
Ariel Appreciation Fund. Ariel Growth Fund. Ariel Premier Bond Fund

One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The

Hare, who was much amused at the idea, said "Let's

try and see..." When the time came both started off together...The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...

and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race. [LOGO APPEARS HERE]


                                      Slow & steady wins the race.

For a free investment kit on any of the
Ariel Mutual Funds, including a prospectus containing more information, please call
1-800-29-ARIEL. Please read the prospectus carefully before investing or sending money.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473

                                             The Patient Investor              2
                                             Company Updates                   6
                                             Ariel Equity Funds               10
                                             Schedule of Investments
                                               Ariel Growth Fund              12

                                               Ariel Appreciation Fund        15
                                             Equity Statistical Summary       18
                                             Ariel Premier Bond               20
                                             Assets & Liabilities             26
                                             Statement of Operations          26
                                             Changes in Net Assets            27
                                             Financial Highlights             28
                                             Notes to Financial Statements    29
                                             Board of Trustees                32

                                           Slow and steady wins the race.-Aesop

                 THE PATIENT INVEST [LOGO APPEARS HERES]R (R)

Dear Fellow Shareholder: For the very volatile first quarter ending March 31, 1997, the Ariel Growth Fund rose 1.1% and the Ariel Appreciation Fund experienced a slight loss of -0.35%. While we significantly outperformed the - 3.4% return of the Russell 2500 Index of small company stocks, our results fell short of the +2.7% gain made by the large company stocks which comprise the S&P 500 Index. After more than six years of bull market strength, we were not surprised by the disparate results in the large cap sectors, whose stock prices often hold up better in times of difficulty, versus those in the small and medium cap areas. With this said, we are pleased to report that like many value managers who target ignored and misunderstood securities, our portfolios withstood the down-drafts that come from investor flight. Additionally, our highly predictable, franchise businesses came through with consistent earnings which attracted some investor interest.

As such, our flagship Ariel Growth Fund was recently awarded an overall rating of four stars (out of five) by Morningstar, Inc. for its risk adjusted returns. The Ariel Appreciation Fund earned three stars for its returns. (The top 10% of funds in each investment class receive 5 stars; the next 22.5% receive 4 stars; the middle 35% receive 3 stars and so on.) Both funds have received The Wall Street Journal's highest "A" rating for their one year results (as of quarter end) which places the Ariel Growth Fund in the top 20% of the small company category and the Ariel Appreciation Fund in the top 20% of the mid-cap category. Additionally, in the Journal's April 3, 1997 issue, the Appreciation Fund was ranked 9th out of 178 mid-cap funds for the 12 month period ending March 27, 1997.

Although many small and medium-sized companies have experienced some noteworthy setbacks, we are not convinced the dust has totally settled. Instead of knee-jerk reactions, we continue to follow our disciplined strategy. To this point, you will notice that we did not add any new holdings to either portfolio during the quarter. However, with more and more bargains falling within our radar, we are judiciously exploring opportunities. With existing holdings, we have continued the process of lightening up on some of the better performing securities of the last 12 to 18 months--T. Rowe Price (OTC: TROW) and Herman Miller (OTC: MLHR)--and re-deploying those dollars to promising holdings whose prices continue to be depressed--Bob Evans (OTC: BOBE) and Safety Kleen (NYSE: SK).

Less is More

The German architect, Ludwig Mies van der Rohe, once characterized his unique style of design with the simple, yet poignant statement, "Less is more." Although he was referring to office and home design, we would argue the same can be said for building a stock portfolio. Yet, our somewhat simple view appears to run counter to practices of a vast majority of today's portfolio managers who seem to believe that when constructing a stock portfolio, there's safety in numbers. With a portfolio potpourri, managers attempt to dampen the potentially negative effects of a lackluster performer or a languishing sector and thereby insulate themselves from being out of sync with the market. Herein lies one of the biggest oxymorons of modern investing. While there has been an indisputable movement towards mitigating investment risk through the ownership of more and more securities, with these growing portfolios, professional fund managers are left to know less and less about their actual holdings. In our view, this lack of in-depth, company specific knowledge actually makes for riskier investing. So too, believed Philip Fisher, an often quoted investment sage who lived to tell tales of his experiences during the 1929 stock market crash. In his book, Common Stocks and Uncommon Profits, he writes, "investors have been misled, believing that putting their eggs in several baskets reduces risk. [Yet], the disadvantage of purchasing too many stocks is that it becomes impossible to watch all of the eggs in all of the different baskets."

The famed investor Warren Buffett offers his own critique of this popular phenomenon, calling diversification "a protection against ignorance." With his usual wit, he goes on to add that owning a little bit of everything is "a Noah's Ark way of investing [and] you end up with a zoo that way." Thus, if Buffett is correct in his assertion that "an investor's financial success is in direct proportion to the degree to which he understands any investment," then one has to wonder about the long-term prospects for a fund manager whose portfolio is comprised of hundreds of stocks. In the execution of his own investment strategy, Buffett emphatically zeros in on those few companies in which he has the greatest knowledge and confidence. He has often questioned "why an investor
 . . . elects to put money into a business that is his 20th favorite rather than simply adding money to his top choices--the businesses he understands best and that present the least risk, along with the greatest profit potential." With this perspective, there have been times when Buffett has been known to place over 90% of his multi-billion dollar portfolio in the stock of just three companies.

On many occasions, we have discussed our investigative research effort and how, like Buffett, we go to great lengths to learn everything possible about any candidate for our portfolios. Not only must we develop an intricate network when first considering an investment, in order to stay on top of a company's prospects, we must perpetuate a useful flow of information for the duration of our ownership of the stock. This level of detail goes well beyond pure financial analysis. As such, we make no bones about the fact that managing a portfolio can be a daunting task--even in the case of our relatively small 30-35 stock portfolio. This leads us to believe that replicating this process over and over again for dozens and dozens of securities would be a virtual impossibility. We therefore argue that a portfolio concentrated among a relatively fewer number of well-researched stocks actually offers investors greater prospects for above average long-term investment results by affording them the opportunity to focus their hard-earned investment dollars on truly outstanding businesses. In keeping with this sentiment, it is worth noting that in response to a recent Congressional act allowing for increased concentration of mutual fund portfolios, a handful of new funds have been launched as "best of" portfolios. These investments are offshoots of existing funds with a focus on the flagship fund's largest or most promising holdings. Although one would think that every holding in a portfolio would reflect a manager's highest level of conviction, the trend to diversify has diminished the likelihood of this occurrence. While we have lingering concerns over the composition of the original portfolios, we strongly view this "best of" strategy as a move in the right direction for realizing long-term investment success.

As someone once said, "Walking a path less traveled can make for an interesting journey." Whereas the benefits derived from just one strong performer can be substantial when a holding is large, we'll be the first to admit that the negative impact of a poor performer can offer its own special pain. Even with the most in-depth research, in stock market investing no one is right all of the time. Yet, over the long-term, we are convinced that the likelihood of recurring mistakes and portfolio surprises are ultimately diminished by the exhaustive research performed and the sheer level of conviction with which each and every investment is made.

As always, we appreciate the opportunity to serve you and welcome any questions or comments that you might have.

Sincerely,

/s/ John W. Rogers, Jr.

John W. Rogers, Jr.
Portfolio Manager
Ariel Growth Fund

/s/ Eric T. McKissack

Eric T. McKissack, CFA
Portfolio Manager
Ariel Appreciation Fund

                                    COMPANY


Omnicom Group (NYSE:OMC): Omnicom finished 1996 with another strong earnings report, producing its nineteenth quarterly advance (versus the prior year). With earnings growth in excess of 15% over the last 3 years, both the company and the stock have been exceptional performers. Omnicom's share prices have risen approximately 230% since our initial purchase in 1991. This excellent performance is due in large part to the company's reputation for creative advertising and its business savvy.

Omnicom announced a long-anticipated change in the management ranks in December. The company named John Wren as CEO. Wren, 44, also retains the title of president, while outgoing CEO, Bruce Crawford, remains chairman. Wren has been with Omnicom since its formation in 1986; before that he was with Omnicom co-founding agency, Needham Harper. Wren has headed Omnicom's fastest growing division, Diversified Agency Services, since 1990. His appointment should reinforce Omnicom's mission as a diversified communications company.

In early April 1997, the company announced that it will acquire Fleishman-Hilliard, creating the largest global public relations group. According to the industry publication, Advertising Age, Fleischman-Hilliard is currently the world's sixth-ranked PR agency with $107 million in estimated fee income. Omnicom already owns fourth-ranked Porter Novelli, and seven-ranked Ketchum Public Relations. With the acquisition of Fleishman-Hilliard, Omnicom's total fee income from public relations activities is expected to exceed $300 million annually. Of note, Fleischman-Hilliard's largest client is Anheuser-Busch (NYSE:BUD), which is also a major client of Omnicom's DDB Needham.

Omnicom continues to be a core portfolio holding in our portfolios. With its strong fundamental outlook (including international markets) and its successful track record with acquisitions, we believe the stock still provides a good opportunity for long-term investors.

UPDATES

AMERICAN MEDIA, INC. (NYSE:ENQ) American Media's fortunes have improved significantly in recent periods, although Wall Street has not been paying much attention. In fiscal 1996 (which ended in March), the company was hit hard with the double whammy of increasing newsprint prices and very disappointing single-copy sales from its flagship publications, The National Enquirer and The Star. Since then, the company's outlook has brightened considerably. Sales trends and newsprint costs have both stabilized. Newsprint, especially, has improved with current prices about 25% below the fiscal 1996 peak. This has had a tremendously positive impact on the company finances and cash flow.

We are also encouraged by the signs of progress in advertising activity. In the past, a number of the large consumer products companies had been reluctant to advertise in The Star, and particularly, in The National Enquirer. However, aided by its achievements in reporting on O.J. Simpson, and more recently, Ennis Cosby, American Media has been steadily gaining greater respectability with mainstream opinion makers. The editor of The National Enquirer, Steve Coz, was recently honored as one of Time Magazine's "25 Most Influential People in America for 1997". As a result, the company has attracted business from advertisers that include Hormel (NYSE:HRL), Glaxo Wellcome (NYSE:GLX), Campbell Soup (NYSE:CPB) and Kraft.

Long term, American Media continues to explore ideas for new publications to enhance its current lineup. The company recently introduced a digest-sized weekly called Soap Opera News, and is looking at rolling out a new title later in the year centered on NASCAR auto racing.

At current prices, we continue to believe American Media's stock represents an attractive opportunity for value investors. The stock has virtually no coverage on Wall Street and is trading at low multiples of earnings and cash flow. Despite its leverage, the company's debt coverage is satisfactory and improving. Long-term investors should continue to see progress in earnings and cash flow growth in 1997 and 1998.
AMERICAN MEDIA, INC.

                                    COMPANY

SHOREWOOD PACKAGING CORPORATION (OTC:SHOR) We recently met with the management of Shorewood in New York for an update on business trends. Although the company will not officially report until mid-June, fiscal 1997 (which ended April 30) appears to have been a good year. We expect revenues to have risen 10% and earnings per share to have increased 18%. More importantly, the outlook for the next 2-3 years looks very exciting. The core business remains very strong, with Shorewood continuing to provide value-added packaging products to its extensive customer list of "blue chip" consumer companies. Building on this strong platform are two significant growth opportunities. A year ago, Shorewood opened a new plant in Oregon to support the rapidly growing home entertainment and computer software industries. The geography and capabilities of this plant lured many leading companies to Shorewood, including Microsoft and Broderbund. Production is increasing steadily, and with capacity utilization at only 50%, there is room to double production before any expansion is required.
[LOGO]

The second opportunity is in China where Shorewood is finalizing its plans to build a plant. As most of Shorewood's customers manufacture products in China and import the packaging (or use inferior local packaging), a Shorewood facility in that area would lead to faster turnaround and lower packaging costs for its customers. While new plants are not risk-free and often produce losses before turning profitable, this strategic initiative adds visibility to the Company's future growth and strengthens its relationship with its leading customers.

Shorewood's shares sell at only 12 times 1998 estimated earnings per share of $1.50 which we believe is a very compelling valuation. As such, we rate the shares a strong buy.

UPDATES

Hunt Manufacturing Co. (NYSE:HUN) Don Thompson was recruited in 1996 to become CEO of Hunt and given free reign to refocus and re-energize the company. Under previous management, profitability had been good but growth had slowed in recent years. Evidence of Hunt's ability to further leverage its many strengths was lacking. In a consistent, disciplined and thorough fashion, strategic changes are being implemented. Underperforming businesses and products that lack the potential to demonstrate growth and improve profitability are being divested. Two businesses have been sold and a third is for sale. Overhead has been pruned. Resources are being dedicated to three core businesses: Consumer Products (Boston brand pencil sharpeners and other office products, X-ACTO brand knives and blades, and Bienfang commercial and fine arts papers), Presentation Graphics (laminating and mounting equipment and supplies), and Substrates (Bienfang brand foam board). In each of these three businesses, Hunt has a market leadership position, competitive advantages including strong brands and broad distribution, and a clear strategy for growth.

In essence, Don Thompson is building on the strengths and eliminating the weaker aspects of Hunt. 1997 is a transition year with operating earnings expected to rise 5%. Based on our recent meeting with the entire management team (five executives), we believe that this plan will result in average annual revenue growth exceeding 10% (excluding acquisitions and divestitures), and earnings per share growth of 15% or better.

Selling at only 13 times our forward twelve month earnings estimate, we view the shares as attractive. The company has a good record of solid profitability, a new and energetic management team with a clear vision, and favorable prospects for much improved growth. The story is not well-known on Wall Street as the stock is followed by only one small brokerage house. Purchase of Hunt shares is recommended.

TEN LARGEST HOLDINGS
as of March 31, 1997

1    INTERFACE, INC.

     World's leading manufacturer and marketer of carpet tiles

2    CENTRAL NEWSPAPERS, INC.

     Leading media company that publishes daily and weekly newspapers in metropolitan Phoenix and Indianapolis

3    ECOLAB, INC.

     Leading developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

4    MBIA, INC.

     Leading insurer of municipal funds

5    FIRST BRANDS CORP.

     Manufacturer and marketer of consumer products for home and automobile markets

6    ROUSE CO.

     Retail mail developer

7    HASBRO, INC.

     World's largest boy manufacturer

8    HARTE-HANKS COMMUNICATIONS

     Diversified communications company

9    NORTHERN TRUST CORP.

     Chicago-based bark holding company

10   SPECIALTY EQUIPMENT

     Manufacturer of commercial and institutional fund service equipment

                              ARIEL EQUITY FUNDS

ARIEL GROWTH FUND

 Inception November 6, 1986

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
                         1 YEAR         3 YEAR         5 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
ARIEL GROWTH FUND        +21.4%         +14.4%         +10.9%     +13.7%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

ARIEL GROWTH FUND
PORTFOLIO COMPOSITION
                           [PIE CHART APPEARS HERE]
Consumer Staples 9.4%
Consumer Discretionary  & Services 35.8%
Financial Services 13.7%
Producer Durables 10.4%
Health Care 3.2%
Materials and Processing 22.7%
Utilities 1.5%
Other 3.4%

                           [PIE CHART APPEARS HERE]

S&P 500
PORTFOLIO COMPOSITION

Consumer Staples 12.0%
Consumer Discretionary & Services 9.7%
Financial Services 16.0%
Producer Durables 4.6%
Health Care 10.6%
Materials & Processing 7.2%
Technology 11.4%
Integrated Oils 8.2%
Other Energy 1.3%
Autos & Transportation 3.8%
Utilities 9.8%
Other 5.3%

Ariel Growth Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund invests in companies with market capitalizations under $1.5 billion, with an emphasis on smaller capitalization (small cap) stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL GROWTH FUND AND COMPARABLE INDICES*

$45,000---                                                                       $41,510
 40,000---                                                                       $38,149
 35,000---                                                                       $34,485
 30,000--- __ Ariel Growth Fund
 25,000--- __ S&P 500
 20,000---    Russell 25000
 15,000---
 10,000---
  5,000---
          =======================================================================
          1986  1987  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997

                          [PLOT POINTS APPEARS HERE]

*Statistics represents past performance which is not indicative of future results.

Comparisons of change in value of $10,000 invested in Ariel Growth Fund and comparable indices*

                   Nov 86  Dec 86  Dec 87  Dec 88  Dec 89  Dec 90  Dec 91  Dec 92  Dec 93  Dec 94  Dec 95  Dec 96  Mar 97
Plot Points
Ariel Growth Fund  $10,000 $10,203 $11,367 $15,905 $19,900 $16,699 $22,163 $24,763 $26,924 $25,786 $30,562 $37,747 $38,149

                   Nov 86  Dec 86  Dec 87  Dec 88  Dec 89  Dec 90  Dec 91  Dec 92  Dec 93  Dec 94  Dec 95  Dec 96  Mar 97
S&P 500            $10,000 $ 9,745 $10,256 $11,960 $15,749 $15,260 $19,910 $21,427 $23,587 $23,897 $32,878 $40,426 $41,510

                   Nov 86  Dec 86  Dec 87  Dec 88  Dec 89  Dec 90  Dec 91  Dec 92  Dec 93  Dec 94  Dec 95  Dec 96  Mar 97
Russell 2500       $10,000 $ 9,737 $ 9,281 $11,391 $13,604 $11,580 $16,988 $19,738 $23,002 $22,759 $29,975 $35,680 $34,485

   Ariel Appreciation Fund
Inception December 1, 1989

Average Annual Total Return

--------------------------------------------------------------------------------
                          1 Year   3 Year    5 Year   Life of Fund
--------------------------------------------------------------------------------
Ariel Appreciation Fund  +19.7%    +13.8%   +10.9%   +11.8%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

TEN LARGEST HOLDINGS
as of March 31, 1997

1  ROUSE CO.
   Retail mall developer

2  HARTE-HANKS COMMUNICATIONS
   Diversified communications company

3  HASBRO, INC.
   World's largest toy manufacturer

4  NORTHERN TRUST CORP.
   Chicago-based bank holding company

5  MBIA, INC.
   Leading insurer of municipal bonds

6  FIRST BRANDS CORP.
   Manufacturer and marketer of consumer products for home and automobile markets

7  LONGS DRUG STORES, INC.
   A leading operator of retail drug stores in California and other western states

8  SPECIALTY EQUIPMENT
   Manufacturer of commercial and institutional food service equipment

9  LEGGETT & PLATT, INC.
   Specializes in manufacturing and marketing components for the home furnishing industry and diversified markets

10 WHITMAN CORPORATION
   Operates three businesses, including Pepsi General Bottlers, Midas International and Hussman Corporation


Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential, but does so at a lower level of risk than Ariel Growth Fund. Like Ariel Growth Fund, this fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. The Fund invests in small and midsize companies with market capitalizations from $200 million to $5 billion, with an emphasis on medium capitalization (mid cap) stocks.

ARIEL APPRECIATION FUND PORTFOLIO COMPOSITION

                           [Pie chart appears here]

Consumer Staples 9.1%
Consumer Discretionary & Services 32.3%
Financial Services 15.4%
Producer Durables 12.0%
Health Care 9.4%
Materials and Processing 16.4%
Utilities 2.0%
Other 3.4%

S&P 500 PORTFOLIO

                           [Pie chart appears here]

Consumer Staples 12.0%
Consumer Discretionary & Services 9.7%
Financial Services 16.0%
Producer Durables 4.6%
Health Care 10.6%
Materials and Processing 7.2%
Technology 11.4%
Integrated Oils 8.2%
Other Energy 1.3%
Autos & Transportation 3.8%
Utilities 9.8%
Other 5.3%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES/*/

                   Dec 89  Dec 90  Dec 91   Dec 92   Dec 93   Dec 94   Dec 95
Ariel Appreciation
  Fund             $10,000  $ 9,902 $13,184  $14,930  $16,115  $14,763  $18,330
                   Dec 96  Mar 97
Ariel Appreciation
  Fund             $22,677 $22,599
                   Dec 89  Dec 90  Dec 91   Dec 92   Dec 93   Dec 94   Dec 95
S&P 500            $10,000  $ 9,922 $12,945 $13,932  $15,336  $15,539  $21,378
                   Dec 96  Mar 97
S&P 500            $26,286 $26,991
                   Dec 89  Dec 90  Dec 91   Dec 92   Dec 93   Dec 94   Dec 95
Russell 2500       $10,000  $ 8,554 $12,549  $14,580  $16,992  $16,812  $22,142
                   Dec 96  Mar 97
Russell 2500        $26,359 $25,473

                            SCHEDULE OF INVESTMENTS



    ARIEL GROWTH FUND
    SCHEDULE OF INVESTMENTS
    MARCH 31, 1997 (UNAUDITED)

    Number      COMMON STOCKS-97.79%              Cost            Market Value
    of Shares
                ADVERTISING--3.20%
       77,700   Omnicom Group, Inc.           $  1,120,818        $  3,875,288
                                              ------------        ------------

                BUSINESS SERVICES--5.40%
       41,850   Angelica Corp.                   1,072,341             768,994
      151,900   Ecolab, Inc.                     1,883,095           5,772,200
                                                 ---------           ---------
                                                 2,955,436           6,541,194
                                                 ---------           ---------

                CONSUMER PRODUCTS--7.77%


       28,400   Clorox Co.                       1,110,913           3,184,350
      226,500   First Brands Corp.               3,150,016           5,549,250
       40,620   Oil-Dri Corporation of America     690,540             665,152
                                                 ---------           ---------
                                                 4,951,469           9,398,752
                                                 ---------           ---------

                DIVERSIFIED OPERATIONS--3.34%
      165,200   Whitman Corp.                    3,920,211           4,047,400
                                                 ---------           ---------

    Number      COMMON STOCKS-97.79% (cont)
    of Shares                                            Cost            Market Value
                ENTERTAINMENT & LEISURE--4.31%
      190,500   Hasbro, Inc.                        $  2,248,924         $  5,214,937
                                                    ------------         ------------

                ENVIRONMENTAL--3.28%
      269,150   Safety Kleen Corp.                     4,247,866            3,969,963
                                                       ---------            ---------

                FINANCIAL SERVICES--12.73%
       59,200   MBIA, Inc.                             3,399,385            5,675,800
      134,800   Northern Trust Corp.                   2,388,939            5,055,000
      251,225   Phoenix Duff & Phelps Corp.            1,724,035            1,915,591
       74,500   T. Rowe Price Associates                 288,948            2,765,812
                                                         -------            ---------
                                                       7,801,307           15,412,203
                                                       ---------           ----------

                FOOD & RESTAURANTS--5.09%
      188,233   Bob Evans Farms, Inc.                  2,225,968            2,588,204
      145,600   McCormick & Co., Inc.                  3,129,561            3,567,200
                                                       ---------            ---------
                                                       5,355,529            6,155,404
                                                       ---------            ---------

                FURNITURE & FURNISHINGS--11.37%
      264,100   Interface, Inc., Class A               3,989,788            6,619,006
      102,600   Leggett & Platt, Inc.                  1,071,207            3,334,500

    Number      COMMON STOCKS-97.79% (cont)
    of Shares                                            Cost            Market Value
                FURNITURE & FURNISHINGS--11.37% (CONT)
       55,795   Miller (Herman), Inc.               $    970,480         $  3,808,009
                                                    ------------         ------------
                                                       6,031,475           13,761,515
                                                       ---------           ----------

                HEALTH CARE--3.12%
      126,800   Bergen Brunswig Corp., Class A         2,086,607            3,772,300
                                                       ---------            ---------

                INDUSTRIAL--5.23%
       73,400   Brady (WH) Co.                         1,625,350            1,844,175
      342,000   Specialty Equipment Cos., Inc.*        3,903,410            4,488,750
                                                       ---------            ---------
                                                       5,528,760            6,332,925
                                                       ---------            ---------

                INSURANCE--0.74%
       27,200   Arthur J. Gallagher & Co.                908,305              894,200
                                                         -------              -------

                MISCELLANEOUS--1.47%
       60,200   Century Telephone Enterprises          1,949,535            1,775,900
                                                       ---------            ---------

                NEWSPAPERS--12.19%
      565,610   American Media, Inc., Class A*         5,404,784            3,322,959

    Number      COMMON STOCKS-97.79% (cont)
    of Shares                                            Cost            Market Value
                NEWSPAPERS--12.19% (CONT)
      127,000   Central Newspapers, Inc.,
                 Class A                            $  2,220,625         $  6,365,875
      173,700   Harte-Hanks Communications             2,197,215            5,059,012
                                                       ---------            ---------
                                                       9,822,624           14,747,846
                                                       ---------           ----------
                OFFICE & BUSINESS EQUIPMENT--5.48%
      134,620   General Binding Corp.                  1,968,983            4,072,255
      143,900   Hunt Mfg. Co.                          1,916,478            2,554,225
                                                       ---------            ---------

                                                       3,885,461            6,626,480
                                                       ---------            ---------

                PACKAGING--3.43%
      223,000   Shorewood Packaging Corp.*             2,269,493            4,153,375
                                                       ---------            ---------

                PRINTING & PUBLISHING--1.55%
      178,400   Thomas Nelson, Inc.                    2,374,249            1,873,200
                                                       ---------            ---------

                REAL ESTATE--4.46%
      184,600   Rouse Co.                              1,750,909            5,399,550
                                                       ---------            ---------

    Number      COMMON STOCKS-97.79% (cont)
    of Shares                                            Cost            Market Value
                RETAILING--3.63%
      187,000   Longs Drug Stores, Inc.             $  3,312,291         $  4,394,500
                                                    ------------         ------------

                Total Common Stocks                   72,521,269          118,346,932
                                                      ----------          -----------


    Principal   REPURCHASE AGREEMENTS 2.55%
       Amount

   $3,090,885   State Street Bank & Trust
                Company Repurchase Agreement,
                4.75%, dated 3/31/97,  repurchase
                price $3,091,293, maturing 4/1/97
                (collateralized by U.S. Treasury
                Bond, 7.125%, 2/15/23)                 3,090,885            3,090,885
                                                       ---------            ---------

                Total Repurchase Agreements            3,090,885            3,090,885
                                                       ---------            ---------

                Total Investments-100.34%           $ 75,612,154          121,437,817
                                                    ============

                Liabilities, less
                Cash and Other Assets-(0.34)%                                (417,869)
                                                                             ---------

                NET ASSETS-100.00%                                        $121,019,948
                                                                          ============

*Non-income producing
The accompanying notes are an integral part of the financial statements.

    ARIEL APPRECIATION FUND
    SCHEDULE OF INVESTMENTS
    MARCH 31, 1997 (UNAUDITED)

       Number   COMMON STOCKS-96.71%
    of Shares                                            Cost      Market Value
                ADVERTISING--2.76%
       80,150   Omnicom Group, Inc.                 $  1,565,730   $  3,997,481
                                                    ------------   ------------

                BUSINESS SERVICES--2.49%
       64,800   Ecolab, Inc.                           1,601,491      2,462,400
       41,900   Equifax, Inc.                            313,754      1,141,775
                                                       ---------      ---------
                                                       1,915,245      3,604,175
                                                       ---------      ---------

                CHEMICALS--2.56%
       87,500   Morton International, Inc.             2,773,242      3,696,875
                                                       ---------      ---------

                CONSUMER PRODUCTS--6.98%
       40,450   Clorox Co.                             3,018,993      4,535,456
      227,000   First Brands Corp.                     4,665,135      5,561,500
                                                       ---------      ---------
                                                       7,684,128     10,096,956
                                                       ---------     ----------
    Number      COMMON STOCKS-96.71% (cont)
    of Shares                                            Cost      Market Value
                DIVERSIFIED OPERATIONS--3.36%
      198,600   Whitman Corp.                        $4,846,243    $ 4,865,700
                                                     ----------    -----------

                ENTERTAINMENT & LEISURE--7.51%
      116,700   Carnival Cruise Lines, Inc.           1,805,622     4,317,900
      239,150   Hasbro, Inc.                          3,446,876     6,546,731
                                                      ---------     ---------
                                                      5,252,498    10,864,631
                                                      ---------    ----------

                ENVIRONMENTAL--3.16%
      310,300   Safety Kleen Corp.                     4,730,595    4,576,925
                                                       ---------   ----------

                FINANCIAL SERVICES--13.44%
       62,000   MBIA, Inc.                             4,053,446    5,944,250
       66,370   MBNA Corp.                               462,809    1,850,064
      166,200   Northern Trust Corp.                   3,482,478    6,232,500
      185,750   Phoenix Duff & Phelps Corp.            1,488,974    1,416,344
      107,800   T. Rowe Price Associates               1,563,253    4,002,075
                                                       ---------   ----------
                                                      11,050,960   19,445,233
                                                      ----------   ----------

                FOOD & RESTAURANTS--3.16%
      115,400   Bob Evans Farms, Inc.                 2,258,483    1,586,750
      122,055   McCormick & Co., Inc.                 2,710,051    2,990,348
                                                      ---------    ---------
                                                      4,968,534    4,577,098
                                                      ---------    ---------

      Number    COMMON STOCKS-96.71% (cont)
   of Shares                                             Cost      Market Value
                FURNITURE & FURNISHINGS--6.71%
     153,860    Leggett & Platt, Inc.                $1,876,028    $5,000,450
      68,900    Miller (Herman), Inc.                 1,912,042     4,702,425
                                                      ---------     ---------
                                                      3,788,070     9,702,875
                                                      ---------     ---------

                Health Care--9.18%
     155,787    Bergen Brunswig Corp., Class A        3,005,775     4,634,663
      72,600    Fisher Scientific International       1,760,598     3,203,475
      91,000    Sybron Corp.*                         1,050,861     2,525,250
     107,900    Vivra, Inc.*                          2,134,594     2,913,300
                                                      ---------     ---------
                                                      7,951,828    13,276,688
                                                      ---------    ----------

                INDUSTRIAL--7.18%
     155,700    Brady (Wh) Co.                        3,303,191     3,911,963
      23,800    Solectron Corp.*                        752,318     1,192,975
     402,100    Specialty Equipment Cos., Inc.*       5,148,160     5,277,562
                                                      ---------     ---------
                                                      9,203,669    10,382,500
                                                      ---------    ----------

                INSURANCE--0.78%
      34,500    Arthur J. Gallagher & Co.             1,156,293     1,134,188
                                                      ---------     ---------
      Number    COMMON STOCKS-96.71% (cont)
   of Shares                                             Cost       Market Value
                MISCELLANEOUS--1.37%
      67,300    Century Telephone Enterprises        $2,179,512     $1,985,350
                                                     ----------     ----------

                Newspapers--6.83%
      27,200    Central Newspapers, Inc., Class A     1,348,057      1,363,400
     245,075    Harte-Hanks Communications            2,972,825      7,137,809
      34,000    Tribune Co.                             863,186      1,377,000
                                                      ---------      ---------
                                                      5,184,068      9,878,209
                                                      ---------      ---------

                OFFICE & BUSINESS EQUIPMENT--4.00%
     129,305    General Binding Corp.                 2,131,766      3,911,476
      31,900    Pitney-Bowes, Inc.                    1,103,507      1,874,125
                                                      ---------      ---------
                                                      3,235,273      5,785,601
                                                      ---------      ---------

                PACKAGING--3.26%
     252,810    Shorewood Packaging Corp.*            2,666,047      4,708,586
                                                      ---------       --------

                PRINTING & PUBLISHING--2.96%
      38,400    Houghton Mifflin Co.                  1,106,777      2,073,600
     210,800    Thomas Nelson, Inc.                   2,552,987      2,213,400
                                                      ---------      ---------
                                                      3,659,764      4,287,000
                                                      ---------      ---------

    Number      COMMON STOCKS-96.71% (cont)
    of Shares                                     Cost             Market Value
                REAL ESTATE--5.35%
      264,700   Rouse Co.                    $  3,004,540          $  7,742,475
                                             ------------          ------------

                RETAILING--3.67%
      225,840   Longs Drug Stores, Inc.         4,114,765             5,307,240
                                             ------------          ------------

                Total Common Stocks            90,931,004           139,915,786
                                             ------------          ------------

     Principal  REPURCHASE AGREEMENTS-3.89%
     Amount

    $5,622,763  State Street Bank & Trust
                Company Repurchase Agreement,
                4.75%, dated 3/31/97,  repurchase
                price $5,623,505, maturing 4/1/97
                (collateralized by U.S. Treasury
                Bond, 7.125% 2/15/23)           5,622,763             5,622,763
                                                ---------             ---------

                Total Repurchase Agreements     5,622,763             5,622,763
                                                ---------             ---------

                Total Investments-100.60%     $96,553,767           145,538,549
                                              ===========

                                   Market Value
     Liabilities, less Cash
     and Other Assets-(0.60)%      $   (865,663)
                                       ---------

     NET ASSETS-100.00%            $144,672,886
                                    ===========

*Non-income producing
The accompanying notes are an integral part of the financial statements.

                          EQUITY STATISTICAL SUMMARY


ARIEL GROWTH
(UNAUDITED)                                                            Earnings Per Share
                                                                      --------------------
                                                       52-Week           1996      1997      1996      1997   Market
                                  Ticker   Price        Range           Actual   Estimate    P/E       P/E     Cap.
Company                           Symbol  3/31/97    Low      High     Calendar  Calendar  Calendar  Calendar ($MM)
Oil-Dri Corporation of America    ODC      13.38   11.88     17.75      0.85      1.16      19.3      14.1    118
Angelica Corp.                    AGL      18.38   18.00     25.13      0.88      1.00      20.9      18.4    167
Thomas Nelson, Inc.               TNM      10.50    9.38     15.25      0.50      0.63        nm      16.7    180
Hunt Manufacturing Co.            HUN      17.75   12.75     18.88      1.37      1.35      13.0      13.1    195
American Media, Inc.              ENQ       5.88    2.75      6.13      0.13      0.35      45.2      16.8    246
Specialty Equipment Cos., Inc.    SPEQ     13.13   10.25     15.75      1.26      1.31      10.4      10.0    276
Phoenix Duff & Phelps Corp.       DUF       7.63    5.88      8.50      0.49      0.54      15.6      14.1    336
Shorewood Packaging Corp.         SHOR     18.63   14.50     20.00      1.26      1.47      14.8      12.7    339
General Binding Corp.             GBND     30.25   19.50     33.25      1.60      1.85      18.9      16.4    478
Arthur J. Gallagher & Co.         AJG      32.88   29.13     36.38      2.58      2.72      12.7      12.1    549
W.H. Brady Co.                    BRCOA    25.13   18.00     27.75      1.32      1.56      19.0      16.1    550
Bob Evans Farms, Inc.             BOBE     13.75   12.13     17.13      0.81      0.99      17.0      13.9    586
Interface, Inc.                   IFSIA    25.06   11.63     25.63      1.23      1.50      20.4      16.7    589
Safety Kleen Corp.                SK       14.75   14.13     18.63      1.05      1.03      14.0      14.3    860
Longs Drug Stores, Inc.           LDG      23.50   18.94     27.50      1.49      1.60      15.8      14.7    917
First Brands Corp.                FBR      24.50   21.00     29.38      1.62      1.78      15.1      13.8    997
Harte-Hanks Communications        HHS      29.13   20.63     30.38      1.28      1.49      22.8      19.5  1,083
Bergen Brunswig Corp.             BBC      29.75   24.75     33.25      1.88      2.14      15.8      13.9  1,193
Central Newspapers, Inc.          ECP      50.13   33.38     50.75      2.31      3.00      21.7      16.7  1,318
Herman Miller, Inc.               MLHR     34.13   14.38     35.63      1.41      1.81      24.2      18.9  1,611
Century Telephone Enterprises     CTL      29.50   28.50     34.50      2.14      2.45      13.8      12.0  1,770
McCormick & Co., Inc.             MCCRK    24.50   18.88     25.38      1.03      1.40      23.8      17.5  1,882
Rouse Co.                         RSE      29.25   20.38     32.25      2.16      2.47      13.5      11.8  1,954
T. Rowe Price Associates          TROW     37.13   22.75     54.25      1.59      1.91      23.3      19.4  2,328
Ecolab, Inc.                      ECL      38.00   29.50     39.50      1.75      2.15      21.7      17.7  2,451
Whitman Corp.                     WH       24.25   21.63     25.75      1.38      1.54      17.6      15.7  2,476
Leggett & Platt, Inc.             LEG      35.25   31.50     37.38      1.85      2.05      19.1      17.2  3,254
Hasbro, Inc.                      HAS      27.38   21.25     29.67      1.52      1.72      18.0      15.9  3,520
Omnicom Group, Inc.               OMC      49.88   38.00     53.00      2.25      2.60      22.2      19.2  4,045
MBIA, Inc.                        MBI      95.88   70.13    104.63      7.22      7.89      13.3      12.2  4,151
Northern Trust Corp.              NTRS     37.50   25.38     45.25      2.20      2.54      17.0      14.8  4,290
Clorox Co.                        CLX     112.38   78.38    127.38      4.52      4.99      24.9      22.5  5,810

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
The Rouse Company numbers are before depreciation and deferred taxes.


Ariel Appreciation
(unaudited)

                                                                       Earnings Per Share
                                                                      --------------------
                                                       52-Week           1996      1997      1996      1997      Market
                                  Ticker   Price        Range           Actual   Estimate    P/E       P/E        Cap.
Company                           Symbol  3/31/97    Low      High     Calendar  Calendar  Calendar  Calendar    ($MM)
Thomas Nelson, Inc.               TNM      10.50    9.38      15.25      0.05      0.63       nm       16.7       180
Specialty Equipment Cos., Inc.    SPEQ     13.13   10.25      15.75      1.26      1.31      10.4      10.0       276
Phoenix Duff & Phelps Corp.       DUF       7.63    5.88       8.50      0.49      0.54      15.6      14.1       336
Shorewood Packaging Corp.         SHOR     18.63   14.50      20.00      1.26      1.47      14.8      12.7       339
General Binding Corp.             GBND     30.25   19.25      33.25      1.60      1.85      18.9      16.4       478
Arthur J. Gallagher & Co.         AJG      32.88   29.13      36.38      2.58      2.72      12.7      12.1       549
W.H. Brady Co.                    BRCOA    25.13   18.00      27.75      1.32      1.56      19.0      16.1       550
Bob Evans Farms, Inc.             BOBE     13.75   12.13      17.13      0.81      0.99      17.0      13.9       586
Houghton Mifflin Co.              HTN      54.00   42.25      56.88      3.13      3.15      17.3      17.1       767
Safety Kleen Corp.                SK       14.75   14.13      18.63      1.05      1.03      14.0      14.3       860
Longs Drug Stores, Inc.           LDG      23.50   18.94      27.50      1.49      1.60      15.8      14.7       917
Fisher Scientific International   FSH      44.13   35.00      47.75      2.40      3.00      18.4      14.7       918
First Brands Corp.                FBR      24.50   21.00      29.38      1.62      1.78      15.1      13.8       997
Harte-Hanks Communication         HHS      29.13   20.63      30.38      1.28      1.49      22.8      19.5     1,083
Bergen Brunswig Corp.             BBC      29.75   24.75      33.25      1.88      2.14      15.8      13.9     1,193
Vivra, Inc.                       V        27.00   24.63      36.13      1.30      1.50      20.8      18.0     1,207
Sybron Corp.                      SYB      27.75   22.25      34.75      1.41      1.71      19.7      16.2     1,307
Central Newspapers, Inc.          ECP      50.13   33.38      50.75      2.31      3.00      21.7      16.7     1,318
Herman Miller, Inc.               MLHR     34.13   14.38      35.63      1.41      1.81      24.2      18.9     1,611
Century Telephone Enterprises     CTL      29.50   28.50      34.50      2.14      2.45      13.8      12.0     1,770
McCormick & Co., Inc.             MCCRK    24.50   18.88      25.38      1.03      1.40      23.8      17.5     1,882
Rouse Co.                         RSE      29.25   20.38      32.25      2.16      2.47      13.5      11.8     1,954
T. Rowe Price Associates          TROW     37.13   22.75      54.25      1.59      1.91      23.3      19.4     2,328
Ecolab, Inc.                      ECL      38.00   29.50      39.50      1.75      2.15      21.7      17.7     2,451
Whitman Corp.                     WH       24.25   21.63      25.75      1.38      1.54      17.6      15.7     2,476
Leggett & Platt, Inc.             LEG      35.25   31.50      37.38      1.85      2.05      19.1      17.2     3,254
Solectron Corp., Inc.             SLR      53.00   29.00      61.38      2.29      2.80      23.1      18.9     3,265
Hasbro, Ins.                      HAS      27.38   21.25      29.67      1.52      1.72      18.0      15.9     3,520
Omnicom Group, Inc.               OMC      49.88   38.00      53.00      2.25      2.60      22.2      19.2     4,045
Equifax, Inc.                     EFX      28.50   19.63      34.50      1.21      1.45      23.6      19.7     4,138
MBIA, Inc.                        MBI      95.88   70.13     104.63      7.22      7.89      13.3      12.2     4,151
Northern Trust Corp.              NTRS     37.50   25.38      45.25      2.20      2.54      17.0      14.8     4,290
Tribune Co.                       TRB      40.50   31.63      44.13      1.97      2.10      20.6      19.3     4,969
Clorox Co.                        CLX     112.38   78.38     127.38      4.52      4.99      24.9      22.5     5,810
Morton International, Inc.        MII      42.25   33.25      44.63      2.44      2.72      17.3      15.5     6,105
Pitney-Bowes, Inc.                PBI      58.75   43.25      63.50      3.12      3.50      18.8      16.8     8,754
MBNA Corp.                        KRB      27.88   16.75      37.88      1.33      1.66      21.0      16.8     9,762
Carnival Corporation              CCL      37.13   24.50      38.25      1.95      2.17      19.0      17.1    11,052

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

                              ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the somewhat tempestuous first quarter ending March 31,1997, the Ariel Premier Bond Fund Institutional Class experienced a loss of - 0.38%, though we proved more resilient than the broader bond market as represented by Lehman Aggregate Bond Index, which registered a loss of -0.56 for this same period. Similarly, for the two months ending March 31, 1997, the Ariel Premier Bond Fund, Investor Class lost -0.70% versus -0.86% for the Lehman Aggregate Bond Index for the same period.

Our relative strength stems primarily from our current short duration posture, which helps protect the Fund from interest rate fluctuations. While such fluctuations were not hugely dramatic in the first quarter, Federal Reserve Chairman Alan Greenspan's warning of inflation risk in mid-February and the Federal Funds subsequent 25 basis point rate hike in late March did contribute to an overall increase in both short- and long-term yields. Further, our emphasis on asset-backs and our modest overweight in mortgages also boded well as these securities outperformed equal-duration Treasuries. On the flipside, because BBB corporates fared the best in the investment grade market, our A-rated status held us back somewhat. Among A-rated bond funds, however, Ariel Premier Bond Fund, Institutional Class kept company with the nation's best, ranking 11th out of 117 funds in the "A Rated Bond" category for the 12-month period ending March 31, 1997, as reported in The Wall Street Journal's Mutual Fund Scorecard on April 15, 1997.

The portfolio themes emphasized at year-end 1996 continue to be reflected in our current strategy. While today's interest rates continue to discount bad news, strong growth and Fed tightening should keep the risks tilted toward higher rates, and it therefore behooves us to keep the portfolio's duration short. Further, because a higher-rate environment is a low risk one for mortgages, we will maintain our modest overweight in these securities. Finally, we will continue to overweight the portfolio in asset-backs, as we anticipate their continued outperformance of corporates in a higher rate environment. With this said, select corporate positions such as J.P. Morgan Capital securities represent undervalued opportunities.

As always, we are grateful for the opportunity to serve you and welcome any questions or comments that you might have.

Sincerely,



/s/John W. Rogers                /s/Kenneth R. Meyer
John W. Rogers, Jr.              Kenneth R. Meyer
President                        President
Ariel Capital Management, Inc.   Lincoln Capital Management Company

ARIEL PREMIER BOND FUND
Institutional Class Inception October 1, 1995
Investor Class Inception February 1, 1997

AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                       1Q97      1 Year         Life of Fund
-------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.     -0.4%        +5.4%       +4.2%
Ariel Premier Bond Fund, Inv.  Cl.       na           na        -0.7%

ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION

                           [Pie chart appears here]

Repurchase Agreements 6.0%
Government & Agency 29.1%
Commercial Paper 9.0%
Corporate 7.3%
Mortgage-Backed 18.4%
Asset-Backed 30.3%

LEHMAN AGGREGATE BOND INDEX PORTFOLIO COMPOSITION

                           [Pie chart appears here]

Government & Agency 51.1%
Corporate 18.0%
Mortgage-Backed 29.9%
Asset-Backed 1.0%

Comparison of change in value of $10,000 invested in Ariel Premier Bond Fund, Inv. Cl. and comparable indices/*/

                             [GRAPH APPEARS HERE]

                                     Feb 97       Mar 97
Ariel Premier Bond Fund, Inv. Cl.    $10,000      $9,930
Lehman Aggregate                     $10,000      $9,914

*Statistics represent past performance which is not indicative of future results.

Comparison of change in value of $10,000 invested in Ariel Premier Bond Fund, Inst. Cl. and comparable indices/*/

                             [GRAPH APPEARS HERE]

                      Oct 95   Dec 95  Mar 96  Jun 96   Sep 96  Dec 96  Mar 97
Ariel Premier Bond
 Fund, Inst. Cl.      $10,000  $10,351 $10,092 $10,189  $10,369 $10,677 $10,637

Lehman Aggregate      $10,000  $10,246 $10,240 $10,298  $10,490 $10,805 $10,744

*Statistics represent past performance which is not indicative of future results.

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Funds assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                   ASSET-BACKED SECURITIES-30.27%
Par Value                                                Cost      Market Value
$ 470,000     Capital Equipment Receivables
              Trust, 6.28%, 6/15/00                   $   469,896   $   466,574
   70,000     Circuit City Credit Card,
              1995-1A, 6.375%, 8/15/05                     69,131        68,834
1,170,000     Finger Hut, 96-1A, 6.45%, 11/99           1,178,259     1,163,998
  800,000     First Omni, 96-AA, 6.65%, 9/15/03           807,563       791,040
   60,000     Green Tree Financial, 1995-1 A5,
              8.40%, 6/15/25                               65,916        62,369
1,450,000     J.C. Penney Master Credit Card Trust,
              1990-C1, 9.625%, 6/30/00                   1,580,248    1,554,371
1,699,363     Merrill Lynch Mortgage Investors, Inc.,
              1995-C2-A1, Floating Rate, 6/15/21         1,722,641    1,700,961
  300,000     The Money Store, 1996-1 A3,
              6.85%, 12/20/02                              299,958      301,311
  550,000     The Money Store, 1997-A A3,
              6.675%, 4/15/12                              549,828      548,454
  300,000     The Money Store, 1996-B A6,
              7.38%, 5/15/17                               299,954      299,628
  200,000     Olympic Auto Receivables,
              1995-EA4, 5.85%, 3/15/01                     198,018      199,044
1,440,000     Prime, 95-1A, 6.75%, 11/15/05              1,446,862    1,419,682
  350,000     Private Label Credit Card,
              1994-2A, 7.80%, 9/20/03                      357,447      355,712
                   ASSET-BACKED SECURITIES-30.27% (cont)
Par Value                                                     Cost  Market Value
 $430,000     Salomon Brothers, 96LB3,
              6.875%, 10/25/26                        $   429,974   $   427,420
   45,000     Sears Credit Account, 96-1A,
              6.20%, 2/16/06                               44,119        43,926
  440,000     Sears Credit Account, 96-2A,
              6.50%, 10/15/03                             437,731       439,199
2,005,000     Sears Credit Account, 96-4A,
              6.45%, 10/16/06                           2,000,764     1,961,291
  420,000     Standard Credit Card Master -
              Citibank, 94-4A, 8.25%, 11/7/03             446,779       438,808
  300,000     Standard Credit Card Master -
              Citibank, 8.25%, 1/7/07                     322,470       317,226
  300,000     UCFC, 96 CA 3, 7.15%,
              12/15/13                                    299,954       298,938
1,880,000     World Financial, 96-A,
              6.70%, 2/15/04                            1,890,119     1,861,632
2,600,000     World Omni Auto Lease,
              1996-AA1, 6.30%, 6/25/02                  2,605,239     2,606,656
  400,000     World Omni Auto Lease,
              1996-BA3, 6.25%,11/15/02                    399,354       396,816
                                                 ----------------   -----------

              Total Asset-Backed Securities            17,922,224    17,723,890
                                                 ----------------   -----------

                   CORPORATE DEBT-7.36%
Par Value                                                 Cost      Market Value
 $275,000     J.C. Penney Co., 7.625%, 3/1/97         $   269,472   $   257,812
   95,000     JP Morgan Capital, 7.54%, 1/15/27            95,000        88,587
2,000,000     Railcar Leasing LLC,
              6.75%, 7/15/06                            1,999,194     1,962,500
1,631,322     Railcar Trust, 1992-1A,
              7.75%, 6/1/04                             1,704,494     1,666,591
                                                      -----------  ------------
  340,000     US West Capital Funding, Inc.,
              6.95%, 1/15/37                              339,321       333,200

              Total Corporate Debt                      4,407,481     4,308,690
                                                      -----------  ------------
              U.S GOVERMENT AGENCIES-26.07%
              Mortgage-Backed Securities--18.44%
4,138,559     Federal Home Loan Mortgage
              Corp. (FHLMC),
              6.50%, 2/1/26                             4,004,447     3,868,228
1,478,961     FHLMC Federal Home Loan,
              6.50%, 11/1/25                            1,395,861     1,386,052
  285,474     FHLMC Gold, 6.50%, 3/1/26                   263,245       266,114
   45,706     Federal National Mortgage
              Association (FNMA),
              7.00%, 10/1/23                               44,923        43,864
1,900,822     FNMA, 6.50%, 4/1/24                       1,812,244     1,772,517
              U.S GOVERNMENT AGENCIES-26.07% (cont)
Par Value                                              Cost     Market Value
              Mortgage-Backed Securities--18.44% (cont)
 $469,196     FNMA, 7.00%, 5/1/24                     $   461,154   $   450,278
  486,590     FNMA, 6.50%, 11/1/25                        446,744       452,679
1,541,145     FNMA, 6.50%, 1/1/26                       1,493,871     1,432,771
                                                      -----------  ------------
                                                       11,034,291    10,796,211
                                                      -----------  ------------

              OTHER AGENCY ISSUES--7.63%
  250,000     Government Trust Certificate,
              Aid Israel, 5.70%, 2/15/03                  249,239       233,750
1,887,706     Government Trust Certificate,
              Israel Trust, Series 2E, 9.40%,
              5/15/02                                   2,021,788     1,989,170
1,250,423     Pemex Exp Trust, 7.66%,
              8/15/01                                   1,290,077     1,276,894
  630,000     Resolution Funding Corporation,
              8.125%, 10/15/19                            697,191       682,933
  245,000     Resolution Funding Corporation,
              8.875%, 7/15/20                             304,586       286,162
                                                      -----------  ------------
                                                        4,562,881     4,468,909
                                                      -----------  ------------

              Total U.S. Government Agencies           15,597,172    15,265,120
                                                     ------------   -----------

              U.S GOVERNMENT OBLIGATIONS-21.69%
  855,000     U.S. Treasury Bond,
              11.75%, 2/15/10     1,118,563     1,096,914

              U.S GOVERNMENT OBLIGATIONS-21.69% (cont)
Par Value                                                 Cost      Market Value
 $365,000     U.S. Treasury Bond,
              12.75%, 11/15/10                             508,260       497,988
  655,000     U.S. Treasury Bond,
              13.875%, 5/15/11                             972,000       952,062
  855,000     U.S. Treasury Bond,
              14.00%, 11/15/11                           1,292,276     1,265,178
7,860,000     U.S. Treasury Bond,
              8.125%, 8/15/19                            8,844,850     8,628,393
  260,000     U.S. Treasury Note,
              5.625%, 11/30/98                             259,348       257,000
                                                       -----------  ------------

              Total U.S. Government
              Obligations                               12,995,297    12,697,535
                                                       -----------  ------------
              COMMERCIAL PAPER-9.00%
  750,000     Ameritech Capital Corp.,
              5.28%, 5/12/97                               745,490       745,490
  750,000     Bellsouth Telecommunication,
              5.27%, 4/9/97                                749,122       749,122
  750,000     Cargil Incorporated, Inc.,
              5.25%, 4/18/97                               748,141       748,141
  750,000     Ford Motor Credit Co.,
              5.30%, 4/10/97                               749,006       749,006
  750,000     International Lease
              Financing, 5.32%, 4/17/97                    748,227       748,227
  782,000     Metlife Funding, 5.27%,
              4/9/97                                       781,084       781,084
              COMMERCIAL PAPER-9.00% (cont)
    Par Value                                              Cost      Market Value
 $750,000     Pepsico, Inc., 5.25%,
              4/9/97                                   $   749,125   $   749,125
                                                       -----------  ------------

              Total Commercial Paper                     5,270,195     5,270,195
                                                       -----------  ------------
              REPURCHASE AGREEMENTS-6.19 %
3,625,416     State Street Bank & Trust
              Company Repurchase
              Agreement, 4.75%, dated
              3/31/97, repurchase price
              $3,625,894, maturing
              4/1/97 (collateralized by
              U.S. Treasury Bond,
              7.125%, 2/15/23)                           3,625,416     3,625,416
                                                       -----------   -----------

              Total Repurchase
              Agreements                                 3,625,416     3,625,416
                                                       -----------   -----------

              Total Investments-100.58%                 59,817,785    58,890,846
                                                       ===========   -----------
              Liabilities, less Cash
              and Other Assetss-(0.58)%                                (340,346)
                                                                     -----------

              NET ASSETS-100.00%                                     $58,550,500
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

                                Financial Report

STATEMENT OF ASSETS & LIABILITIES

MARCH 31, 1997 (UNAUDITED)

                                              GROWTH      APPRECIATION      PREMIER
                                               FUND           FUND         BOND FUND
                                            ------------  ------------    -----------
ASSETS:
 Investments in securities, at value
  (cost $75,612,154, $96,553,767
  and $59,817,785, respectively)            $121,437,817  $145,538,549   $58,890,846
 Dividends and interest receivable               244,558       219,365       504,274
 Receivable for fund shares issued                 7,487         5,159            --
 Prepaid and other assets                         60,807        88,361           976
                                            ------------  ------------   -----------
  Total assets                               121,750,669   145,851,434    59,396,096
                                            ============  ============   ===========

LIABILITIES:
 Payable for securities purchased                478,935       903,809            --
 Accrued management fee                           69,396        95,704        21,395
 Accrued distribution fee                         26,698        31,918             4
 Payable for shares redeemed                      61,894        41,190            --
 Shareholder distributions payable                    --            --       824,197
 Other liabilities                                93,798       105,927            --
                                            ------------  ------------   -----------
  Total liabilities                              730,721     1,178,548       845,596
                                            ------------  ------------   -----------

NET ASSETS                                  $121,019,948  $144,672,886   $58,550,500
                                            ============  ============   ===========

NET ASSETS CONSIST OF:
 Paid-in-capital                            $ 70,838,463  $ 89,466,066   $59,668,514
 Undistributed net investment income             161,183        28,330         4,051
 Accumulated net realized gain (loss)
  on investment transactions                   4,194,639     6,193,708      (195,126)
 Net unrealized appreciation
  (depreciation) on investments               45,825,663    48,984,782      (926,939)
                                            ------------  ------------   -----------
  Total net assets                          $121,019,948  $144,672,886   $58,550,500
                                            ============  ============   ===========
Shares outstanding (no par value)              3,746,273     5,569,323
  Institutional Class                                                      5,887,162
  Investor Class                                                               1,707
Net asset value, offering and redemption
 price per share                                  $32.30        $25.98
  Institutional Class                                                          $9.94
  Investor Class                                                               $9.94

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                              Growth      Appreciation      Premier
                                               Fund           Fund         Bond Fund
                                            ------------  ------------   -----------
INVESTMENT INCOME:
 Dividends                                  $    838,022  $    917,088   $        --
 Interest                                         83,296       101,314     1,273,182
                                            ------------  ------------   -----------
  Total investment income                        921,318     1,018,402     1,273,182
                                            ------------  ------------   -----------

EXPENSES:
 Management fee                                  387,155       540,158        87,111
 Distribution fee                                148,905       180,053             4
 Transfer agent fees and expenses                125,174       156,936            --
 Printing and postage expense                     24,777        33,363            --
 Professional fees                                20,416        20,422            --
 Federal and state registration fees              12,493        12,493            --
 Trustees, fees and expenses                      11,177        11,176            --
 Custody fees and expenses                         7,819         8,950            --
 Miscellaneous expenses                           22,219        12,581            --
                                            ------------  ------------   -----------
  Total expenses before waiver                   760,135       976,132        87,115
 Waiver of expenses                                   --        (1,083)           --
                                            ------------  ------------   -----------
  Net expenses                                   760,135       975,049        87,115
                                            ------------  ------------   -----------

NET INVESTMENT INCOME                            161,183        43,353     1,186,067
                                            ------------  ------------   -----------

REALIZED AND UNREALIZED GAIN:
 Net realized gain (loss) on investments       4,196,568     7,402,212      (163,724)
 Change in unrealized appreciation
  (depreciation) on investments                8,697,059     5,672,546      (938,717)
                                            ------------  ------------   -----------
 Net gain (loss) on investments               12,893,627    13,074,758    (1,102,441)
                                            ------------  ------------   -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS                                 $ 13,054,810  $ 13,118,111   $    83,626
                                            ============  ============   ===========

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                      GROWTH FUND                         APPRECIATION FUND                   PREMIER BOND FUND
                                      ----------                          -----------------                   -----------------

                                      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
                                        ENDED         YEAR ENDED         ENDED          YEAR ENDED         ENDED        YEAR ENDED
                                  MARCH 31, 1997   SEPT. 30, 1996   MARCH 31, 1997   SEPT. 30, 1996   MARCH 31, 1997  SEPT. 30, 1996
                                  --------------   --------------   --------------   --------------   --------------  --------------
OPERATIONS:
 Net investment income               $     161,183    $     660,999      $     43,353     $     677,489    $1,186,067   $   392,150
 Net realized gain (loss) on
  investments                            4,196,568        7,382,064         7,402,212         8,710,352      (163,724)       65,835
 Change in unrealized
     appreciation (depreciation)
      on investments                     8,697,059        9,870,652         5,672,546        15,106,961      (938,717)       11,778
                                     -------------    -------------      ------------     -------------   -----------   -----------
 Net increase in net assets
  resulting from operations             13,054,810       17,913,715        13,118,111        24,494,802        83,626       469,763
                                     -------------    -------------      ------------     -------------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                          --       (1,659,356)         (397,468)       (1,152,459)   (1,186,080)     (389,495)

 Capital gains                          (6,352,876)     (15,885,827)       (7,316,330)      (10,183,833)      (93,776)       (2,052)
                                     -------------    -------------      ------------     -------------   -----------   -----------
                                        (6,352,876)     (17,545,183)       (7,713,798)     (11,336,292)    (1,279,856)     (391,547)
                                     -------------    -------------      ------------     -------------   -----------   -----------
SHARE TRANSACTIONS:

 Shares sold                           132,566,721      224,715,671        18,436,754       115,542,199    43,823,392    16,322,662
 Shares issued to holders in
   reinvestment of dividends             5,898,764       16,343,324         7,001,279        10,096,899       679,385       143,156
 Shares redeemed                      (133,917,508)    (252,610,404)      (21,796,666)     (146,482,349)     (122,667)   (1,187,414)
                                     -------------    -------------      ------------     -------------   -----------   -----------
 Net increase (decrease)                 4,547,977      (11,551,409)        3,641,367       (20,843,251)   44,380,110    15,278,404
                                     -------------    -------------      ------------     -------------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                 11,249,911      (11,182,877)        9,045,680        (7,684,741)   43,183,880    15,356,620

NET ASSETS:
 Beginning of period                   109,770,037      120,952,914       135,627,206       143,311,947    15,366,620        10,000
                                     -------------    -------------      ------------     -------------   -----------   -----------

 End of period (includes
 undistributed net investment
 income of $161,183, $0, $28,330,
 $382,445, $4,051 and $4,064,
 respectively)                       $ 121,019,948    $ 109,770,037      $144,672,886     $ 135,627,206   $58,550,500   $15,366,620
                                     =============    =============      ============     =============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

                                                           GROWTH FUND
                                                           -----------

                                  Six Months                                                     Ten Months
                                     Ended                 Year Ended Sept. 30,                     Ended
                                 Mar. 31, 1997      1996    1995          1994       1993       Sept. 30, 1992
                                 -------------      ----    ----          ----       ----       --------------
Net asset value, beginning
of period                          $30.58         $30.78     $28.84        $30.46     $29.59     $27.36
Income from investment
 operations:
 Net investment income               0.04           0.18       0.36          0.18       0.73       0.31
 Net realized and
  unrealized gains
  on investments                     3.46           4.24       3.51          0.23       2.81       3.19
                                   ------         ------     ------        ------     ------     ------
Total from investment
 operations                          3.50           4.42       3.87          0.41       3.54       3.50

Distributions to
 shareholders:
 Dividends from net
  investment
   income                              --          (0.44)     (0.23)        (0.30)     (0.75)     (0.56)
 Distributions from
  capital gains                     (1.78)         (4.18)     (1.70)        (1.73)     (1.92)     (0.71)
                                   ------         ------     ------        ------     ------     ------
Total distributions                 (1.78)         (4.62)     (1.93)        (2.03)     (2.67)     (1.27)
                                   ------         ------     ------        ------     ------     ------

Net asset value, end of period   $  32.30       $  30.58   $  30.78      $  28.84   $  30.46   $  29.59
  Total return                      11.52%/(a)/    16.28%     14.38%         1.41%     12.54%     13.15%/(a)/
  Supplemental data and ratios:
   Net assets, end of period, in
    thousands                    $121,020       $109,770   $120,953      $149,511   $233,826   $236,186
   Ratio of expenses to average
      net assets                     1.28%/(b)/     1.31%      1.37%/(c)/    1.25%      1.16%      1.23%/(b)/
   Ratio of net income to average
      net assets                     0.27%/(b)/     0.57%      1.18%/(c)/    0.56%      0.72%      0.83%/(b)/
   Portfolio turnover rate              7%            17%        16%            9%        13%        19%
   Average commission rate paid
      per share/(d)/              $0.0554      $  0.0493       N/A           N/A         N/A        N/A


                                                        APPRECIATION FUND
                                                        -----------------
                                  Six Months                                                           Ten Months
                                     Ended                        Year Ended Sept. 30,                    Ended
                                 Mar. 31, 1997      1996          1995          1994       1993       Sept. 30, 1992
                                 -------------      ----          ----          ----       ----       --------------
Net asset value, beginning
 of period                         $24.99           $22.76       $21.82        $21.67       $19.42      $17.60
Income from investment
 operations:
 Net investment income               0.01             0.13         0.14          0.04         0.06        0.09
 Net realized and
  unrealized gains
  on investments                     2.42             4.07         2.26          0.51         2.27        1.92
                                   ------           ------       ------        ------       ------      ------
Total from investment
 operations                          2.43             4.20         2.40          0.55          2.33       2.01


Distributions to
 shareholders:
 Dividends from net
  investment
   income                           (0.07)           (0.20)       (0.06)        (0.05)        (0.08)     (0.17)
 Distributions from
  capital gains                     (1.37)           (1.77)       (1.40)        (0.35)           --      (0.02)
                                   ------           ------       ------        ------        ------     ------
Total distributions                 (1.44)           (1.97)       (1.46)        (0.40)        (0.08)     (0.19)
                                   ------           ------       ------        ------        ------     ------

Net asset value, end of period     $25.98           $24.99       $22.76        $21.82        $21.67     $19.42
  Total return                       9.72%/(a)/      19.60%       12.11%         2.56%        12.03%     11.47%/(a)/
  Supplemental data and ratios:
   Net assets, end of period, in
    thousands                    $144,673         $135,627     $143,312      $162,280      $207,065   $146,624
   Ratio of expenses to average
      net assets                    1.36%/(b)(c)/     1.36%/(c)/   1.36%/(c)/    1.35%/(c)/    1.37%      1.44%/(b)(c)/
   Ratio of net income to average
      net assets                    0.06%/(b)(c)/     0.50%/(c)/   0.61%(c)      0.17%/(c)/    0.33%      0.57%/(b)(c)/
   Portfolio turnover rate             9%               26%          18%           12%           56%         2%
   Average commission rate paid
      per share/(d)/             $0.0573           $0.0513           N/A           N/A           N/A        N/A

(a)  Total return is not annualized.
(b)  Annualized.
(c) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.36%, 1.40%, 1.58%, 1.40%, and 1.50% for the periods ended 1997, 1996, 1995, 1994 and 1992 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.06%, 0.46%, 0.39%, 0.12% and 0.51% for the periods ended 1997, 1996, 1995, 1994 and 1992 for the
     Appreciation Fund, respectively.
(d)  Disclosure required by the Securities Exchange Commission beginning 1996.

The accompanying notes are an integral part of the financial statements.

(UNAUDITED)

                                                         PREMIER BOND FUND
                                                         -----------------

                                          INSTITUTIONAL CLASS            INVESTOR CLASS
                                           Six Months     Year Ended    February 1, 1997/(b)/
                                             Ended          Sept. 30,          to
                                          Mar. 31, 1997       1996       Mar. 31, 1997
                                          -------------       ----       ----------------
Net asset value, beginning of period          $9.95            $10.00       $10.10
Income from investment operations:
  Net investment income                        0.22              0.43         0.09
  Net realized and unrealized gains
   (losses) on investments                     0.01             (0.04)       (0.16)
                                               ----              ----         ----
Total from investment operations               0.23              0.39        (0.07)

  Distributions to shareholders:
  Dividends from net investment
     income
  Distributions from capital gains            (0.22)            (0.43)       (0.09)
                                               ----              ----         ----
Total distributions                           (0.24)            (0.44)       (0.09)
                                               ----              ----         ----
Net asset value, end of period              $  9.94           $  9.95        $9.94

 Total return                                  2.32%(a)          3.96%       (0.70)%(a)
                                               ====              ====         ====
 Supplemental data and ratios:
   Net assets, end of period, in
      thousands                             $58,534           $15,367        $  17
   Ratio of expenses to average
      net assets                               0.45%(c)         0.48%         0.85%(c)
   Ratio of net income to average
      net assets                               6.08%(c)         5.85%         5.96%(c)
  Portfolio turnover rate                       190%             423%          190%

(a)  Total return is not annualized.
(b)  Commencement of operations.
(c)  Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 1997 (UNAUDITED)

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund, Appreciation Fund and Premier Bond Fund ( the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund is structured to offer an Institutional Class and an Investor Class. The investor class, began February 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, or yield equivalent as obtained from one or more market makers for such securities, and debt securities over 60 days are valued based on quotes obtained from dealers. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

MARCH 31, 1997 (UNAUDITED)

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Growth Fund and Appreciation Fund and declared daily and paid quarterly for the Premier Bond Fund. Distributions of realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                                          Six Months Ended March 31, 1997

                                        Growth Fund        Appreciation Fund          Premier Bond Fund
                                        -----------       ------------------          ------------------
                                                                                 Institutional     Investor
                                                                                 -------------     --------
Shares sold                              4,140,392          701,640               4,286,676           1,982
Shares issued to holders in
 reinvestment of dividends                 184,856          268,866                  67,254              --
Shares redeemed                         (4,168,070)        (829,514)                (11,765)           (275)
Net increase                               157,178          140,992               4,342,165           1,707

                                                            Year Ended September 30, 1996

                                        Growth Fund        Appreciation Fund          Premier Bond Fund
                                        -----------       ------------------          ------------------
Shares sold                               7,768,583           5,103,680                  1,649,706
Shares issued to holders in
 reinvestment of dividends                  603,075             458,325                     14,370
Shares redeemed                          (8,712,337)         (6,429,578)                  (120,079)
Net increase (decrease)                    (340,679)           (867,573)                 1,543,997


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended March 31, 1997 are summarized below:

             Growth Fund  Appreciation Fund  Premier Bond Fund
             -----------  -----------------  -----------------
Purchases    $ 8,568,331        $12,175,404        $22,778,635
Sales         11,625,192         19,904,812            302,062

Purchases and sales of U.S. government securities for the Premier Bond Fund for the six months ended March 31, 1997 were $82,655,506 and $67,677,083, respectively.

MARCH 31, 1997 (UNAUDITED)

At March 31, 1997 gross unrealized appreciation and depreciation of securities were as follows:

                             Growth Fund  Appreciation Fund  Premier Bond Fund
                             -----------  -----------------  -----------------
Unrealized appreciation      $49,202,917      $50,438,670         $  25,974
Unrealized (depreciation)     (3,377,254)      (1,453,888)         (952,913)
Net appreciation
(depreciation)               $45,825,663      $48,984,782         $(926,939)

5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Growth Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Prior to May 14, 1996, the Adviser was paid an investment advisory fee and administrative services fee based on the average daily net assets of the Fund at the annual rate of 0.43% and 0.15%, respectively. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital"), is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Growth Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.30% annually of each Fund's average daily net asset value. Such expenses are currently limited to an annual rate of 0.25% of each Fund's average daily net assets by the Board of Trustees. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

BOARD OF TRUSTEES

     BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

     MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

     WILLIAM C. DIETRICH, C.P.A. Bill is a director and vice president, treasurer and CFO of Streamline Mid-Atlantic, Inc., a provider of home shopping services to the retail grocery and pharmacy industries. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

     ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

     JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

     MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody also works with a variety of other civic institutions, including those affiliated with Princeton.

     CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention &Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

     ERIC T. MCKISSACK, CFA In the capacity of vice chairman andco-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

32